UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2022

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA ENERGY	California	33-0732627	No change
488 8th Avenue
San Diego, California 92101
(619) 696-2000

1-01402	SOUTHERN CALIFORNIA GAS COMPANY	California	95-1240705	No change
555 West Fifth Street
Los Angeles, California 90013
(213) 244-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA ENERGY:
Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

SOUTHERN CALIFORNIA GAS COMPANY:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01 Other Events
From October 23, 2015 through February 11, 2016, Southern California Gas Company (“SoCalGas”), a subsidiary of Sempra Energy (“Sempra”), experienced a natural gas leak from one of the injection-and-withdrawal wells, SS25, at its Aliso Canyon natural gas storage facility in Los Angeles County (the “Leak”). On October 11, 2022, SoCalGas executed a settlement agreement with the Safety and Enforcement Division (“SED”) and California Public Advocates (“CalPA”) of the California Public Utilities Commission (“CPUC”) to resolve all phases of the Order Instituting Investigation (“OII”) opened by the CPUC in June 2019 regarding the Leak (the “Leak OII”). In addition, this report provides an update on the status of litigation filed in connection with the Leak, all of which has now been resolved except as described below.
Civil Litigation
In September 2021, SoCalGas and Sempra entered into an agreement with counsel to resolve approximately 390 lawsuits including approximately 36,000 plaintiffs (the “Individual Plaintiffs”) pending against SoCalGas and Sempra related to the Leak (the “Individual Plaintiff Litigation”) for a payment of up to $1.8 billion. The agreement requires each plaintiff who agrees to participate in the settlement to release all such plaintiff’s claims against SoCalGas, Sempra and their respective affiliates related to the Leak and the Individual Plaintiff Litigation. As of August 15, 2022, over 98% of the Individual Plaintiffs had agreed to participate and submitted releases, and SoCalGas paid $1.77 billion under the agreement on August 30, 2022. As of October 10, 2022, SoCalGas and Sempra had either not received or not accepted as valid releases from approximately 390 Individual Plaintiffs, approximately 80% of whom had not been located or had failed to respond, according to plaintiffs’ counsel. The Individual Plaintiffs who do not participate in the settlement (the “Remaining Individual Plaintiffs”) will be able to continue to pursue their claims.
In October 2018 and October 2020, complaints on behalf of five property developers (the “Developer Plaintiffs”) were filed against SoCalGas and Sempra in connection with the Leak. In January 2022 and March 2022, SoCalGas and Sempra settled the claims of four of the Developer Plaintiffs, and their claims were dismissed. In August 2022, SoCalGas and Sempra settled the claims of the fifth Developer Plaintiff and its claims were dismissed.
Separate from the Individual Plaintiff Litigation and Developer Plaintiffs litigation, four shareholder derivative actions were filed alleging breach of fiduciary duties against certain officers and certain directors of SoCalGas and Sempra. Three of the four actions were joined in an Amended Consolidated Shareholder Derivative Complaint, which was dismissed with prejudice in January 2021. The plaintiffs have appealed this dismissal. In the remaining fourth action, the plaintiffs filed an amended complaint in June 2022.
Regulatory Proceedings
On October 11, 2022, SoCalGas executed a settlement agreement with SED and CalPA to resolve all aspects of the Leak OII. The Leak OII was opened to investigate and consider, among other things, whether SoCalGas should be sanctioned for the Leak and what damages, fines or other penalties, if any, should be imposed for any violations, unreasonable or imprudent practices or failure to cooperate sufficiently with SED, as well as to determine the amount of various costs incurred by SoCalGas and other parties in connection with the Leak and the ratemaking treatment or other disposition of such costs, which could result in little or no recovery of such costs by SoCalGas.
The settlement agreement provides for financial penalties, certain costs that SoCalGas will reimburse, a violation of California Public Utilities Code section 451, and costs previously incurred by SoCalGas for which it will not seek recovery from ratepayers, among other provisions. The settlement agreement is subject to approval by the CPUC.
Accounting and Other Impacts
As a result of entering into the settlement agreements with the fifth Developer Plaintiff and with SED and CalPA to resolve all aspects of the Leak OII, SoCalGas and Sempra expect to record a charge of approximately $122 million, $101 million after tax, in the third quarter of 2022 on the SoCalGas and Sempra Condensed Consolidated Statements of Operations.
An adverse outcome with respect to (i) any lawsuits by the Remaining Individual Plaintiffs; (ii) the unresolved shareholder derivative actions, (iii) the Leak OII if approval of the negotiated settlement is not subsequently obtained, or (iv) the pending OII opened by the CPUC pursuant to Senate Bill 380 (the “SB 380 OII”), could have a material adverse effect on SoCalGas’ and Sempra’s results of operations, financial condition, cash flows, and/or prospects.
This report is intended to provide material updates about certain proceedings related to the Leak that have occurred since SoCalGas’ and Sempra’s most recent public disclosures about such matters. This report does not purport to (i) update the SB

380 OII regulatory proceeding or the risks attendant thereto or to the Leak generally or (ii) be a comprehensive description of material civil litigation, any threatened civil litigation, regulatory proceedings or other matters related to the Leak. For additional information about the Leak, including the matters described herein, please refer to Note 11 of the Notes to Condensed Consolidated Financial Statements in SoCalGas’ and Sempra’s most recent quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2022, and “Part I – Item 1A. Risk Factors” in SoCalGas’ and Sempra’s most recent annual report on Form 10-K filed with the SEC on February 25, 2022.
This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed or implied in any forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.
In this report, forward-looking statements can be identified by words such as “believes,” “expects,” “intends,” “anticipates,” “contemplates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “construct,” “develop,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “progress,” “advance,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our guidance, priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations.
Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include risks and uncertainties relating to: California wildfires, including the risks that we may be found liable for damages regardless of fault and that we may not be able to recover all or a substantial portion of costs from insurance, the wildfire fund established by California Assembly Bill 1054, in rates from customers or a combination thereof; decisions, investigations, regulations, issuances or revocations of permits and other authorizations, renewals of franchises, and other actions by (i) the California Public Utilities Commission (CPUC), Comisión Reguladora de Energía, U.S. Department of Energy, U.S. Federal Energy Regulatory Commission, Public Utility Commission of Texas, and other regulatory and governmental bodies and (ii) the U.S., Mexico and states, counties, cities and other jurisdictions therein and in other countries in which we do business; the success of business development efforts, construction projects and acquisitions and divestitures, including risks in (i) being able to make a final investment decision, (ii) completing construction projects or other transactions on schedule and budget, (iii) realizing anticipated benefits from any of these efforts if completed, and (iv) obtaining the consent or approval of partners or other third parties, including governmental and regulatory bodies; civil and criminal litigation, regulatory inquiries, investigations, arbitrations, property disputes and other proceedings, including those related to the natural gas leak at Southern California Gas Company’s (SoCalGas) Aliso Canyon natural gas storage facility; changes to laws and regulations, including certain of Mexico’s laws and rules that impact energy supplier permitting, energy contract rates, the electricity industry generally and the import, export, transport and storage of hydrocarbons; cybersecurity threats, including by state and state-sponsored actors, to the energy grid, storage and pipeline infrastructure, information and systems used to operate our businesses, and confidentiality of our proprietary information and personal information of our customers and employees, including ransomware attacks on our systems and the systems of third-parties with which we conduct business, all of which have become more pronounced due to recent geopolitical events and other uncertainties, such as the war in Ukraine; failure of foreign governments, state-owned entities and our counterparties to honor their contracts and commitments; actions by credit rating agencies to downgrade our credit ratings or to place those ratings on negative outlook and our ability to borrow on favorable terms and meet our debt service obligations; the impact of energy and climate policies, laws, rules and disclosures, as well as related goals and actions of companies in our industry, including actions to reduce or eliminate reliance on natural gas generally and any deterioration of or increased uncertainty in the political or regulatory environment for California natural gas distribution companies and the risk of nonrecovery for stranded assets; the pace of the development and adoption of new technologies in the energy sector, including those designed to support governmental and private party energy and climate goals, and our ability to timely and economically incorporate them into our businesses; weather, natural disasters, pandemics, accidents, equipment failures, explosions, acts of terrorism, information system outages or other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires or subject us to liability for damages, fines and penalties, some of which may be disputed or not covered by insurers, may not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; inflationary and interest rate pressures, volatility in foreign currency exchange rates and commodity prices, our ability to effectively hedge these risks, and their impact, as applicable, on San Diego Gas & Electric Company’s (SDG&E) and SoCalGas’ cost of capital and the affordability of customer rates; the availability of electric power, natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid or limitations on the withdrawal of natural gas from storage facilities; the impact of the COVID-19 pandemic on capital projects, regulatory approvals and the execution of our operations; the impact at SDG&E on competitive customer rates and reliability due to growth in distributed and local power generation, including from departing retail load resulting from customers transferring to Community Choice Aggregation and Direct Access, and the risk of nonrecovery for stranded assets and contractual obligations; Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor’s independent directors or a minority member director; changes in tax and trade policies, laws and regulations, including tariffs, revisions to international trade agreements and sanctions, such as those that have been imposed and that may be imposed in the future in connection with the war in Ukraine, which may increase our costs, reduce our competitiveness, impact our ability to do business with certain counterparties, or impair our ability to resolve trade disputes; and other uncertainties, some of which are difficult to predict and beyond our control.
These risks and uncertainties are further discussed in the reports that Sempra has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, sec.gov, and on Sempra’s website, sempra.com. Investors should not rely unduly on any forward-looking statements.
Sempra Infrastructure, Sempra Texas, Sempra Mexico, Sempra Texas Utilities, Oncor and Infraestructura Energética Nova, S.A.P.I. de C.V. (IEnova) are not the same companies as the California utilities, SDG&E or SoCalGas, and Sempra Infrastructure, Sempra Texas, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not regulated by the CPUC.
None of the website references in this report are active hyperlinks, and the information contained on, or that can be accessed through, any such website is not, and shall not be deemed to be, part of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: October 12, 2022	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: October 12, 2022	By: /s/ Mia L. DeMontigny
Mia L. DeMontigny Senior Vice President, Chief Financial Officer and Chief Accounting Officer